Amplify ETF Trust
(the “Trust”)

Amplify Seymour Cannabis ETF

(the “Fund”)

August 18, 2020

Supplement To the Fund’s Prospectus
Dated March 2, 2020

Notwithstanding anything to the contrary in the Fund’s prospectus, the fifth paragraph of the section entitled “Principal Investment Strategies” is deleted and replaced in its entirety with the following:

In order to be eligible for investment in the Fund’s portfolio, securities must have adequate constituent liquidity and accessibility for an exchange-listed product, as determined by the Adviser, and must generally comply with the following liquidity standards:

•	a security must be listed on a regulated, major stock exchange in the form of shares tradeable for non-U.S. investors without restrictions;

•	for U.S. based equity securities, 90% of the U.S. based equity weight must be in companies with a market capitalization of at least $75,000,000; and a non-U.S. equity security must have a market capitalization of at least $100,000,000; and

•	for U.S. based equity securities, at least 70% of the equity weight must have either: (i) a monthly trading volume of at least 250,000, or (ii) an average notional value of monthly trades of at least $25,000,000 over the prior six months; and all non-U.S. equity securities must have either: (i) a monthly trading volume of at least 250,000, or (ii) an average notional value of monthly trades of at least $25,000,000 over the prior six months.

Please Retain This Supplement for Future Reference.